T. Rowe Price Cash Reserves Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2023

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price Tax-Exempt Money Fund

Supplement to Prospectuses and Summary Prospectuses dated July 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2023, Alexander S. Obaza will join Douglas D. Spratley as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Obaza joined T. Rowe Price in 2005.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2023, Alexander S. Obaza will join Douglas D. Spratley as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Obaza joined the Firm in 2005, and his investment experience dates from 2008. During the past five years, he has served as a portfolio manager, associate portfolio manager and credit analyst in the Fixed Income Division.

The date of this supplement is September 28, 2023.

G50-041 9/28/23